                                                      Exhibit 10.30


                           TRADEMARK ASSIGNMENT AGREEMENT


     This Agreement ("Agreement") is entered into by and among United Wisconsin Services, Inc., a Wisconsin corporation ("UWSI"), NEWCO/UWS, Inc., a Wisconsin corporation ("NEWCO") and United Wisconsin Life Insurance Company, a Wisconsin corporation ("UWLIC").

                                      RECITALS

     WHEREAS, UWSI and its wholly owned subsidiary UWLIC each respectively own several trademarks and trade names; and

     WHEREAS, UWSI intends to spinoff its managed care and specialty operations from its small group insurance operations; and

     WHEREAS, pursuant to this spinoff, UWSI and UWLIC will become part of the small group insurance operations and NEWCO will become the holding company for the managed care and specialty operations; and

     WHEREAS, the trademarks and trade names owned by UWSI and UWLIC are valuable to NEWCO; and

     WHEREAS, UWSI and UWLIC each desire to assign their respective ownership rights in certain trademarks owned and trade names used by UWSI and UWLIC to NEWCO and NEWCO desires to accept such assignment.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                     AGREEMENT

     1. ASSIGNMENT OF INTELLECTUAL PROPERTY. UWSI and UWLIC each hereby irrevocably grant, assign and convey to NEWCO their respective entire right, title and interest in and to:

     (a) The trademarks, service marks and trade names identified by Exhibit A hereto (collectively, the "marks") and the goodwill of the respective businesses symbolized by the marks;

     (b) All registrations, registration applications, renewals, reissues, continuations, extensions or the like of any mark and like protection, including without limitation, those obtained or permissible under past, present and future laws and statutes of the United States, any state or any other country or place anywhere in the world;

     (c) All rights of action on account of past, present, and future unauthorized use of any of said marks, and for infringement of said marks and like protection; and

     (d) The right to file and prosecute applications for registration of said marks in the United States or any other country or place anywhere in the world.



     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of this _____ day of ____________, 1998.



                                        United Wisconsin Services, Inc.


                                        By:
                                        Name:
                                        Title:
                                              -------------------------------


                                        United Wisconsin Life Insurance Company


                                        By:
                                        Name:
                                        Title:
                                              -------------------------------

                                        NEWCO/UWS, Inc.


                                        By:
                                        Name:
                                        Title:
                                              -------------------------------

                                     EXHIBIT A
I. UWSI Marks


Registered Marks                                    Reg. No.        Reg. Date
------------------------------------------------------------------------------
Compcare                                           1,018,180         08-12-75
Design Healthcare                                  1,978,510         06-04-96
Income Security 100 (and design)                   2,112,092         11-11-97
Meridian Managed Care, Inc.                        2,029,709         01-14-97
Meridian Resource Corporation (stylized)           2,036,485         02-11-97
Rapidpay Income Replacement                        1,959,385         02-27-96
Savings Select (and design)                        2,134,100         02-03-98
Take Control Health Enhancement
 Program (and design)                              1,408,034         09-02-86
U United Wisconsin Services, Inc. (and design)     2,045,368         03-18-97
United Wisconsin Insurance Company                 2,125,181         12-30-97
United Wisconsin Proservices                       2,108,910         10-28-97



Applications                                      Serial No.      Filing Date
------------------------------------------------------------------------------
Dentacare                                         75-162,026         09-06-96
Heartland Dental                                  75-350,539         09-02-97
Meridian Marketing Services, Inc.                 74-700,106         07-12-95
U United 24 (and design)                          75-278,058         04-21-97
UH United Heartland (and design)                  74-698,596         07-07-95
United Heartland Life Insurance Company           75-279,913         04-23-97
United Wisconsin Services, Inc. (stylized)        74-213,192         10-18-91
Valley Health Plan (VHP)                          75-181,030         10-15-96

UNREGISTERED MARKS
Community Plan
Evergreen Health Plan
Hometown Insurance Services, Inc.
Meridian Managed Care
Meridian Marketing Services
Meridian Resource
Rapid Pay Income Replacement
SeniorSCRIPT
United Health Alliance

II. UWLIC Marks

UNREGISTERED MARKS
Base Plus
Value Options